                                                                   Exhibit 10.13



                          INVESTORS RIGHTS AGREEMENT
                          --------------------------

          This Agreement is made as of the 8th day of May, 1998 by and among VerticalNet, Inc., a Pennsylvania corporation (the "Company") and each of the persons listed on Schedule 1 attached hereto (collectively, the "Investors" and individually, an "Investor").

                                  BACKGROUND
                                  ----------

          The Company currently has issued and outstanding 4,927,836 shares of its Common Stock, 1,000,000 shares of Series A Preferred Stock (which, in aggregate, are currently convertible into 4,761,900 shares of Common Stock), 5,030,181 shares of Series B Preferred Stock (which, in aggregate, are currently convertible into 5,030,181 shares of Common Stock) and 301,978 shares of Series C Preferred Stock (which, in aggregate, are currently convertible into 301,978 shares of Common Stock).

          On the date of this Agreement, the Company is issuing and selling shares of its Series D Preferred Stock ("Series D Shares") pursuant to the Series D Preferred Stock Purchase Agreement dated as of the date hereof (the "Series D Stock Purchase Agreement").

          The purchasers of the Series D Shares have required this Agreement as a condition to the closing of their investment under the Series D Stock Purchase Agreement.

          Certain defined terms are defined in Article IV.

                                   AGREEMENT
                                   ---------

                                   ARTICLE I

                           COVENANTS OF THE COMPANY

     1.1  Affirmative Covenants of the Company.  The Company covenants and
          ------------------------------------
agrees that, until the consummation of a Qualified Public Offering (except with regard to Section 1.1(o)), it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

          (a) Key Man Insurance.  After May 20, 1998, maintain term life
              -----------------
insurance on the lives of Michael J. Hagan, Michael P. McNulty and Mark L. Walsh, each in the amount of $1,000,000, in each case for so long as such person remains an officer or employee of the Company, the proceeds of which are payable to the Company.

          (b) Financing.  Promptly, fully and in detail, inform the Board of
              ---------
Directors of any discussions, offers or contracts relating to possible financing of any material nature for the Company, whether initiated by the Company or any other Person.

          (c) New Developments.  Cause all new technological developments,
              ----------------
patentable or unpatentable inventions, discoveries or improvements by the Company's or any Subsidiary's employees or consultants to be documented in a reasonable manner and, where prudent and appropriate, to file and prosecute United States and foreign patent, copyright, trademark, mask work or other Intellectual Property Right applications relating to and protecting the Company's inventions, discoveries or developments on behalf of the Company or any Subsidiary.

          (d) Agreements of Officers and Employees.  Cause each employee of the
              ------------------------------------
Company or any Subsidiary now or hereafter employed and all consultants of the Company or any Subsidiary involved in the design, review, evaluation or development of products or Intellectual Property Rights to execute and deliver a Confidentiality and Invention Assignment Agreement in form and substance reasonably satisfactory to the Board of Directors of the Company, and the Company shall not amend or waive any of the provisions of any such Confidentiality and Invention Assignment Agreement in any material respect without the approval of the Board of Directors. The form of Confidentiality and Invention Assignment Agreement that shall be used, absent modification by the Board, is attached as Exhibit A for employees and Exhibit B for consultants.

          (e) Indemnification.  The Company shall at all times maintain
              ---------------
provisions in its By-laws or Articles of Incorporation exculpating and indemnifying all Directors from and against liability to the maximum extent permitted under the laws of the state of its incorporation.

          (f) Corporate Existence.  Maintain and cause each of its Subsidiaries
              -------------------
to maintain their respective corporate existence, Intellectual Property Rights, other rights and franchises in full force and effect to the extent appropriate in accordance with good business practice.

          (g) Properties, Business, Insurance.  Maintain and cause each of its
              -------------------------------
Subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies of a similar size and financial condition similarly situated within the same industry.

          (h) Size of Board.  Fix the number of Directors on the Board of
              -------------
Directors of the Company at seven (7) members and use its best efforts to maintain the number of Directors on the Board of Directors of the Company at seven (7) members, including one Director elected by the Investors as holders of Series D Shares, one Director nominated by a majority of the then current members of the Board of Directors and approved by the holders of at least 85% of the Series D Shares and one Director appointed by the holders of a majority of the shares of capital stock of the Company held by executives of the Company and approved by the holders of a majority of the Series A and B Preferred Stock voting together as a class and the holders of a majority of Series D Shares.

          (i) Expenses of Directors.  Promptly reimburse in full each Director
              ---------------------
of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

          (j) Compliance with Laws.  Comply, and cause each subsidiary to
              --------------------
comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business, assets, Intellectual Property Rights, operations or condition, financial or otherwise.

          (k) Keeping of Records and Books of Account.  Keep, and cause each
              ---------------------------------------
Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          (l) Foreign Corrupt Practices Act Undertaking.  Neither the Company
              -----------------------------------------
nor any subsidiary of the Company shall take any action which would cause the Company or any Subsidiary of the Company to be in violation of the Foreign Corrupt Practices Act.

          (m) Controls.  The Company currently maintains and will maintain a
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system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (n) Rule 144A Information.  At all times during which the Company is
              ---------------------
neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, it will provide as promptly as practicable (in any event not later than twenty (20) days after the initial request) in written form, upon the request of an Investor or a prospective buyer of Shares, from any Investor, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act (the "Rule 144A Information"). The Company further covenants, upon written request, as promptly as practicable (in any event not later than twenty (20) days after the initial request) to cooperate with and assist the Investors or any member of the NASD system for Private Offerings Resales and Trading through Automated Linkage ("PORTAL") in applying to designate and thereafter maintain the eligibility of the Shares for trading through PORTAL. The Company's obligations under this
Section 1.1(n) shall at all times be contingent upon the Investors obtaining from a prospective purchaser an agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such purchaser in evaluating the purchase of the Shares.

          (o) Preferential Rights.  So long as Koch Ventures, Inc. or any of its
              -------------------
Affiliates (collectively, "Koch") holds Common Shares or Preferred Shares, Koch shall receive "most favored nations" pricing and terms on all products and services sold or provided by the Company. For purposes of this Section 1.1(o) "Affiliates" means with respect to any person (i) each person, that directly or indirectly, owns or controls, whether beneficially, or as trustee, guardian or other fiduciary, fifteen percent (15%) or more of the stock having ordinary voting power in the election of directors of such person or (ii) each person that controls, is controlled by or is under common control with such person or an Affiliate of such person. For purposes of this Section 1.1(o), "most favored nations" shall mean a price no higher than the lowest price offered to any other customer of the Company for purchases on similar Terms. For purposes of this
Section 1.1(o), Terms shall mean the terms of any sale, including without limitation, (i) the number of storefronts purchased in any vertical (examples of verticals include Water Online, Pollution Online, etc.), (ii) the vertical such storefronts are purchased in or (iii) the specified combination of storefronts in different verticals. By way of illustration, if Koch purchases two storefronts in each of four verticals, Koch shall be offered a total price that is no higher than the lowest total price offered to any other customer of the Company for the purchase of two storefronts in each of the same four verticals. The Company will provide Koch upon request with sales reports indicating the Terms, including but not limited to price, for any period in question in a form to be agreed upon by the Company and Koch.

          (p) Observer Rights.  If Koch Ventures, Inc. or a representative of
              ---------------
Koch Ventures, Inc. is not a member of the Company's Board of Directors for whatever reason, the Company shall invite, at Koch Ventures, Inc.'s expense, a representative of Koch Ventures, Inc., who shall be reasonably acceptable to the Company, to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors. If Wheatley Partners, L.P. or Wheatley Foreign Partners, L.P. (collectively, "Wheatley") or a representative of Wheatley is not a member of the Company's Board of Directors for whatever reason, the Company shall invite, at Wheatley's, expense, a representative of Wheatley, who shall be reasonably acceptable to the Company, to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors. If EnerTech Capital Partners, L.P. or a representative of EnerTech Capital Partners, L.P. is not a member of the Company's Board of Directors for whatever reason, the Company shall invite, at EnerTech Capital Partners, L.P.'s expense, a representative of EnerTech Capital Partners, L.P., who shall be reasonably acceptable to the Company, to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors. Provided, however, that any such representative invited pursuant to this Section 1.1(p) shall agree to hold in confidence and trust all information provided pursuant to this Section 1.1(p); and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel.

     1.2  Reporting Requirements.  Until the consummation of a Qualified Public
          ----------------------
Offering, the Company will furnish the following to each Investor, subject to the confidentiality provisions of Section 5.8, unless such Investor waives in writing its rights to receive such reports:

          (a) Quarterly Reports. As soon as available and in any event within 45
              -----------------
days after the end of the first three fiscal quarters of each fiscal year, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter and consolidated and consolidating statements of income and a summary statement of quarterly cash flow of the Company and its Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the quarterly budget or business plan and an analysis of the variances from the budget or plan, prepared in accordance with generally accepted accounting principles consistently applied (except for the exclusion of footnotes). All such quarterly financial statements may be unaudited.

          (b) Annual Reports.  As soon as available and in any event within 120
              --------------
days after the end of each fiscal year of the Company, an unaudited statement comparing actual operating results for such year to budgeted operations for such year and a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income and of cash flow of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by the chief financial officer of the Company and a firm of independent public accountants approved by the Board of Directors accompanied by a management control letter prepared by such independent public accounting firm.

          (c) Budgets and Business Plan.  As soon as available and in any event
              -------------------------
at least 30 days before the beginning of each fiscal year of the Company, a business plan and prepared on a monthly basis, operating budget for the forthcoming fiscal year, and as soon as available, any revisions thereto.

          (d) Reports and Other Information.  Promptly upon receipt,
              -----------------------------
publication, commencement or occurrence provide to each Investor copies of all consulting reports, notices of all material actions, suits or proceedings, copies of all accountant's reviews, and reports to management, and such other information as the Company shall make available to its Directors or stockholders or as the Investors shall reasonably request.

     1.3  Inspection Rights.  Until the consummation of a Qualified Public
          -----------------
Offering, the Company will permit each Investor and such Investor's employees, agents or representatives, upon reasonable notice and during normal business hours, to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, employees, attorneys or independent accountants; provided, however, that any Investor, employee, agent or representative, as the case may be, agrees to hold all information confidential on the terms set forth in Section 5. 8 hereof. The Company shall permit the Investors, or any one of them, and their agents and representatives, to conduct an audit of the Company's financial statements at the expense of such Investor(s) at any time on reasonable notice.

                                  ARTICLE II

                              REGISTRATION RIGHTS

     2.1  Piggy-Back Registrations.  If at any time the Company shall determine
          ------------------------
to register for its own account or the account of others under the Securities Act (including without limitation pursuant to the Qualified Public Offering, the Initial Public Offering or a demand for registration of any stockholder of the Company) any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents (a "Piggy-Back Registration"), it shall send to each holder of Registrable Shares, written notice of such determination and, if within fifteen (15) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter determines in good faith that market or economic conditions limit the amount of Common Stock which may reasonably be expected to be sold, the Company may limit the number of shares of Common Stock included by persons other than the Company, including, without limitation, the Registrable Shares to be included in such registration (the "Piggyback Stock") and the holders of the Piggyback Stock will be allowed to register their Piggyback Stock pro rata based on the number of shares of Piggyback Stock held by such holders, respectively. Provided, that in connection with the preceding sentence, the Company shall first exclude all shares which are not Piggyback Stock and second, Piggyback Stock which is requested to be included. If any holder of Piggyback Stock disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Piggyback Stock, a greater number of Piggyback Stock held by other holders of Piggyback Stock may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all holders of Piggyback Stock who have included Piggyback Stock in the registration the right to include additional Piggyback Stock, pro rata. Any Piggyback Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration. No right under this Section 2. 1 shall be construed to limit any registration required under Section 2.2.

     2.2  Demand Registration.  If on any occasion any Investor shall notify the
          -------------------
Company in writing that it or they intend to offer or cause to be offered for public sale at least 35% of the

Registrable Shares (or any lesser percentage if the aggregate market value of the shares to be registered, is greater than $10,000,000), the Company will so notify all Investors. Upon written request of any Investor given within fifteen
(15) days after the receipt by such Investor from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any Investor (including the Investor giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible (a "Demand Registration"). The Company shall not be required to effect more than two Demand Registrations. If
(i) in the good faith judgment of the Board of Directors of the Company, a Demand Registration would be materially detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to each Investor a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future, then the Company shall have the right to defer such filing for the period during which such Demand Registration is materially detrimental, provided that the Company may not defer the filing for a period of more than 120 days after receipt of the request for a Demand Registration, or more than once in any 12-month period. If the Company determines to include shares to be sold by it in any registration requested pursuant to this Section 2.2, such registration shall be deemed to have been a "Piggy-Back" Registration under Section 2.1, and not a Demand Registration under this Section 2.2, if the Investors are unable to include in any such registration statement all of the Registrable Shares initially requested by them for inclusion in such registration statement. The Investors may not exercise their rights under this Section 2.2 until the earlier to occur of (i) twenty-four (24) months following the date of this Agreement or (ii) ninety (90) days after the effectiveness of any registration statement covering the Initial Public Offering.

     2.3  Registrations on Form S-3.  In addition to the rights provided the
          -------------------------
holders of Registrable Shares in Sections 2.1 and 2.2 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any equivalent successor form promulgated by the Commission), then the Company shall provide the holders of Registrable Shares with the following rights:

          (a) For the Investors.  Upon the written request of one or more
              -----------------
Investors, the Company will so notify each Investor, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Shares as the Investors shall specify; provided, however, the Company shall not be required to effect a registration pursuant to this Section 2.3(a) unless the market value of the Registrable Shares to be sold by the Investor in any such registration shall be at least $500,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect more than one registration during any 12 month period pursuant to this Section 2.3(a).

          (b) Conflicts.  In the event that, in a registration under this
              ---------
Section 2.3 which is effected through an underwriter, the underwriter imposes a limitation on the number of

Registrable Shares which may be included in the registration statement in order to effect an orderly public distribution, then the Company shall exclude from such registration statement, first, all shares which are not Registrable Shares, and second, Registrable Shares which are requested to be included pursuant to
Section 2.3. If holders of Registrable Shares are required to exclude Registrable Shares requested to be included, such exclusion shall be on a pro rata basis based on the number of Registrable Shares requested to be included held by each holder.

     2.4  Effectiveness.  The Company will use its best efforts to maintain the
          -------------
effectiveness for up to ninety (90) days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf' registration statement on Form S-3) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

     2.5  Indemnification of Holders of Registrable Shares.  In the event that
          ------------------------------------------------
the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Shares or its controlling person (in the case of indemnification of such holder or its controlling person), or any such underwriter or its controlling person (in the case of indemnification of such underwriter or its controlling person) expressly for use therein, or unless

(ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

          Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company
 --------
from any liability it may have hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

          Such holder of Registrable Shares, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this Section 2.5, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

          In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Shares exercising rights under this Article II, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this
Section 2.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.5 provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be
          --------  -------
required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by such holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     2.6  Indemnification of Company.  In the event that the Company registers
          --------------------------
any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that
                                                        --------  -------
such holder's obligations hereunder shall be limited to an amount equal to the proceeds received by such holder of Registrable Shares sold in such registration

          Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof (provided, that failure to so notify such holder shall
                          --------
not relieve such holder from any liability it may have hereunder), and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such holder of Registrable Shares shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized in writing by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any Person for any settlement of any such action effected without such holder's written consent.

          In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Article II makes a claim for indemnification pursuant to this Section 2.6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this
Section 2.6 provides for indemnification, in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be
          --------  -------
required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     2.7  Exchange Act Registration.  If the Company at any time shall list any
          -------------------------
class of equity securities of the type which may be issued upon the conversion of the Preferred Stock on any national securities exchange and shall register such class of equity securities under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of, the Common Stock. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such

Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration. After the occurrence of the Initial Public Offering, the Company agrees to use its best efforts to facilitate and expedite transfers of the Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Shares.

     2.8  Damages.  The Company recognizes and agrees that the holders of
          -------
Registrable Shares will not have an adequate remedy if the Company fails to comply with this Article II and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Shares or any other Person entitled to the benefits of this Article II requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article II.

     2.9  Further Obligations of the Company.  Whenever under the preceding
          ----------------------------------
Sections of this Article II, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c) Furnish to each selling holder a signed counterpart, addressed to the selling holders, of

                (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants'

"comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

          (d) Permit each selling holder of Registrable Shares or his or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

          (e) Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

          (f) Cooperate to the extent reasonably requested to obtain all necessary approvals from the NASD; and

          (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement covering the Initial Public Offering, which earning statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder.

          Whenever under the preceding Sections of this Article II the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to (i) timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares and (ii) convert all shares of Preferred Stock included in any registration statement to shares of Common Stock, such conversion to be effective at the closing of such offering pursuant to such registration statement.

     2.10 Expenses.  In the case of all Piggy-Back Registrations effected under
          --------
Section 2.1, two Demand Registrations effected under Section 2.2, and one registration per 12-month period effected under Section 2.3, the Company shall bear all reasonable costs and expenses of each such registration, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "Blue Sky" fees and expenses, or the fees and expenses of one counsel for the selling holders of Registrable Shares (such fees and expenses of such counsel not to exceed $30,000) in connection with the registration of the Registrable Shares; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of the Registrable Shares. The Company shall pay all expenses in connection with any registration initiated pursuant to this Article II which is withdrawn, delayed or abandoned at the request of the Company, except if such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by a holder of Registrable Shares to be included in such registration.

     2.11 "Lock-Up" Agreement.
          -------------------

          (a) Initial Public Offering.  Each holder of Registrable Shares
              -----------------------
agrees, if so requested by the Company and an underwriter of Common Stock or other securities of the Company, not to sell, transfer or dispose of any Common Stock or other securities of the Company held by it during a period of up to 180 days following the effective date of a registration statement filed pursuant to the Initial Public Offering, provided that:

                (i) Such agreement shall apply only to the Initial Public Offering; and

                (ii) Any other security holders whose securities are included in such registration statement and all executive officers and directors of the Company shall also enter into similar agreements.

          Such "lock-up" agreement shall be in writing and in form and substance satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said "lock-up" period.

          (b) Lock-Up after Initial Public Offering.  Each holder of Registrable
              -------------------------------------
Shares agrees, (1) if such holder of Registrable Shares is an "affiliate" of the Company or otherwise holds beneficially or of record ten percent (10%) or more of the outstanding equity securities of the Company, (2) if so requested by the Company and an underwriter of Common Stock or other securities of the Company, and (3) if all other "affiliates" and such 10% stockholders similarly situated and any other security holders whose securities are included in such registration statement are requested by the Company and such underwriter to sign, and actually do sign, any "lock-up agreement" (as described herein), that it will not sell, transfer or dispose of any Common Stock or other securities of the Company held by it during a period of up to 90 days following the effective date of a registration statement filed pursuant to the first underwritten public offering after the Initial Public Offering.

          Such "lock-up" agreement shall be in writing and in form and substance satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said "lock-up" period.

     2.12 Mergers, Etc.  The Company shall not, directly or indirectly, enter
          ------------
into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under Article II of this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the holders of Registrable Shares would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this
Section 2.12 shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all stockholders are entitled to receive, in exchange for their Registrable Shares consideration consisting solely of (i) cash, and/or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

     2.13 Other Registration Rights.  The Company represents and warrants to the
          -------------------------
Investors that, except as set forth in the Series D Purchase Agreement or the schedules thereto, there are no other registration rights outstanding with respect to capital stock of the Company pursuant to any other agreement or commitment by which the Company is bound. The Company shall not grant any registration rights to any other Person which registration rights are senior to the registration rights of the Investors, unless the Company shall first obtain the written consent of the Investors holding more than 75% of the Series D Shares.

     2.14 S-8 Registration.  Reasonably promptly after completion of the Initial
          ----------------
Public Offering, the Company shall use its reasonable best efforts to file with the Commission a registration statement on Form S-8 (or its equivalent successor form) to register all shares of Common Stock issuable pursuant to options granted under the Company's stock option plans adopted by the Company's Board of Directors and approved by the Company's stockholders.

                                  ARTICLE III

                             RIGHT OF FIRST OFFER

     3.1  Right of First Offer.  Subject to Section 3.6, before the Company
          --------------------
shall issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, shares of Preferred Stock, (iii) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, the Company shall, in each case, first offer to sell such securities (the "Offered Securities") to the Investors, as follows: The Company shall offer to sell to each Investor (a) that portion of the Offered Securities as the number of Common Shares which such Investor then holds or has the right to acquire bears to the sum of the total number of issued and outstanding Common Shares plus the number of Common Shares reserved for issuance upon conversion of outstanding shares of convertible securities of the Company (including the Preferred Stock) and upon exercise of warrants, options and rights outstanding, at a pace and on such other terms as shall have been specified by the Company in writing delivered to the Investors (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from the receipt of the Offer.

     3.2  Notice of Acceptance.  Notice of each Investor's intention to accept,
          --------------------
in whole or in part, any Offer made pursuant to Section 3.1 shall be evidenced by a writing signed by such Investor and delivered to the Company prior to the end of the 30-day period of such Offer, setting forth the number of shares or securities such Investor elects to purchase (the "Notice of

Acceptance"). Failure of any Investor to deliver a Notice of Acceptance within said 30 days will be deemed to be a rejection of the Offer.

     3.3  Conditions to Acceptances and Purchase.
          --------------------------------------

          (a) Permitted Sales of Refused Securities.  The Company shall have
              -------------------------------------
ninety (90) days from the end of said 30-day period to sell any such Offered Securities as to which a Notice of Acceptance has not been given (the "Refused Securities") to any Person or Persons, but only for cash and otherwise in all respects upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Company than those set forth in the Offer.

          (b) Reduction in Amount of Offered Securities.  In the event the
              -----------------------------------------
Company shall propose to sell less than all of the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.3(a) above), then each Investor may reduce the number of shares or other units of the Offered Securities specified in its respective Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Investor elected to purchase pursuant to Section 3.2 multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its respective Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Investors in accordance with Section 3.1.

          (c) Closing.  Upon the closing, which shall include full payment to
              -------
the Company, of the sale to such other Person or Persons of all or less than all the Refused Securities, the Investors shall purchase from the Company, and the Company shall sell to the Investors, the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.3(b) if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and their respective counsel.

     3.4  Further Sale.  In each case, any Offered Securities not purchased by
          ------------
the Investors or other Person or Persons in accordance with Section 3.3 may not be sold or otherwise disposed of until they are again offered to the Investors under the procedures specified in Section 3.1, 3.2 and 3.3.

     3.5  Termination and Waiver of Right of First Offer.  The rights of the
          ----------------------------------------------
Investors under this Article III may only be waived upon the prior written consent of the holders of more than 75% of the Series D Shares, and shall terminate immediately prior to the effectiveness of the registration statement with respect to the Initial Public Offering (except as provided in Section 3.1(b)), but expressly conditioned on the consummation of the Initial Public Offering; provided
          --------
that any waiver affecting the rights of a holder(s) of the Series D Shares in a disproportionate manner as to the other holders of Series D Shares shall only be effective upon the consent of such holder(s) so disadvantaged.

     3.6  Exception.  The rights of the Investors under this Article III shall
          ---------
not apply to:

          (a) Common Stock issued as a stock dividend to holders of Common Stock or Series D Shares or upon any subdivision or combination of shares of Common Stock;

          (b) Preferred Stock issued as a dividend to holders of Preferred Stock or upon any subdivision or combination of shares of Preferred Stock;

          (c) the issuance of any Conversion Shares;

          (d) Common Stock issued upon exercise of options, warrants and rights outstanding as of the date of this Agreement;

          (e) options for Common Stock of the Company issued after the date hereof to directors, officers, employees or consultants of the Company and any Subsidiary pursuant to any qualified or non-qualified stock option plan, employee stock ownership plan, employee benefit plan, stock plan, or such other options, arrangements, agreements or plans intended principally as a means of providing compensation or incentive compensation for employment or services, approved by the Board of Directors of the Company;

          (f) shares of capital stock issued in a merger or consolidation or as consideration for the acquisition by the Company of any other corporation or other business entity or of the assets and business thereof.

                                  ARTICLE IV

                       DEFINITIONS AND ACCOUNTING TERMS

     4.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement" means this Investor Rights Agreement as from time to time amended and in effect between the parties, including all Exhibits hereto.

          "Board" or "Board of Directors" means the board of directors of the Company as constituted from time to time.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

          "Common Stock" includes (a) the Company's Common Stock, (b) any other capital stock of any class or classes (however designated) of the Company authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference, and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Common Shares" means shares of the Company's Common Stock.

          "Company" means VerticalNet, Inc., a Pennsylvania corporation, and its successors and assigns.

          "Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles consistently applied throughout reporting periods.

          "Conversion Shares" means shares of Common Stock issuable upon conversion of the Preferred Shares.

          "Directors" means the members from time to time of the Board of Directors.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

          "Initial Public Offering" means the first underwritten public offering of Common Stock of the Company for the account of the Company and offered on a "firm commitment" basis pursuant to an offering registered under the Securities Act with the Commission on Form S-1, Form SB-1, Form SB-2 or their then equivalents.

          "Intellectual Property Rights" means any and all, whether domestic or foreign, patents, patent applications, patent rights, trade secrets, confidential business information, formulae, processes, laboratory notebooks, algorithms, copyrights, mask works, claims of infringement against third parties, licenses, permits, license rights, contract rights with employees, consultants; and third parties, trademarks, trade names, service marks, inventions and discoveries, and other such rights generally classified as intangible property assets in accordance with generally accepted accounting principles.

          "Investors" means the Persons who are listed as Investors on the signature pages hereof, or any Person to whom any of them shall sell or transfer its shares, provided that such Person agrees to be bound by this Agreement.

          "NASD" means the National Association of Securities Dealers, Inc.

          "Notice of Acceptance" shall have the meaning assigned to that term in
Section 3.2.

          "Offer" shall have the meaning assigned to that term in Section 3.1.

          "Offered Securities" shall have the meaning assigned to that term in
Section 3.1.

          "Person" means an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government, or any agency or political subdivision thereof.

          "Preferred Shares" means the shares of preferred stock of the Company now held or hereafter acquired by any Investor, other than shares of the Company's Series A, Series B or Series C Preferred Stock.

          "Qualified Public Offering" means (i) an underwritten public offering on a firm commitment basis pursuant to an effective registration statement filed pursuant to the Securities Act covering the offer and sale of Common Stock of the Company in which the gross proceeds of the offering to the Company equal or exceed $15,000,000, and in which the price per share of the Common Stock equals or exceeds $3.60 (subject to appropriate adjustment for stock splits, stock dividends, stock recapitalizations and the like).

          "Refused Securities" shall have the meaning assigned to that term in
Section 3.3.

          "Registrable Shares" shall mean and include (i) the Conversion Shares and (ii) all shares of Common Stock issued or issuable upon the exercise or conversion of any warrant, right or convertible security issued as a dividend or distribution with respect to, or shares of Common Stock issued as a dividend to the Preferred Shares, or in exchange or replacement for, Preferred Shares or Conversion Shares; provided, however, that (i) shares of Common Stock which are
                   --------  -------
Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale of such shares pursuant to a registration statement or Rule 144 under the Securities Act; (ii) Registrable Shares shall not include capital stock acquired primarily as, or acquired pursuant to exercise of options or rights granted to any employee, officer, director or consultant primarily as, compensation for employment or services, and (iii) shares of Common Stock which are eligible to be sold by the holder thereof under Rule 144(k) under the Securities Act without volume limitation shall cease to be Registrable Shares, unless the holder of such Shares owns 5% or more of the then outstanding capital stock of the Company. Wherever reference is made in this Agreement to holders of Registrable Shares or to a request or consent of holders of a certain percentage of Registrable Shares, each holder of Preferred Shares shall be deemed to hold the Conversion Shares issuable upon conversion of the Preferred Shares, even if such conversion has not yet been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

          "Shares" means, collectively, the Preferred Shares and the Conversion Shares.

          "Subsidiary" or "Subsidiaries" means any Person of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time at least fifty percent (50%) of the outstanding voting securities.

     4.2  Accounting Terms.  All accounting terms not specifically defined
          ----------------
herein shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.



                                   ARTICLE V

                                 MISCELLANEOUS

     5.1  No Waiver; Cumulative Remedies.  No failure or delay on the part of
          ------------------------------
any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     5.2  Amendments, Waivers and Consents.  Any provision in the Agreement to
          --------------------------------
the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of at least a majority of the Registrable Shares, (ii) shall obtain consent thereto in writing from the holder or holders of more than 75% of the Series D Shares and (iii) shall deliver copies of such consent in writing to any Investors who did not execute such consent; provided that no consents shall be effective to reduce the percentage of the Registrable Shares the consent of the holders of which is required under this Section 5.2; provided that any
                                                         --------
changes, termination, amendments, additions, or waivers affecting the rights of a holder(s) of the Series D Shares in a disproportionate manner as to the other holders of Series D Shares shall only be effective upon the consent of such holder(s) so disadvantaged. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.3  Addresses for Notices.  All notices, requests, demands and other
          ---------------------
communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth in the records of the

Company or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

          If to an Investor: at such Investor's address set forth on Schedule 1 hereto, or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section.

          If to the Company: at 2 Walnut Grove Drive, Suite 150, Horsham, PA 19044, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section.

          All such notices, requests, demands and other communications shall, shall be deemed delivered: three days after mailed (which mailing must be accomplished by certified mail, return receipt requested and postage prepaid); when transmitted by successful facsimile transmission; one business day after deposited with a guaranteed overnight courier service (charged to sender); or when delivered in hand or dispatched by telegraph.

     5.4  Binding Effect; Assignment.  This Agreement shall be binding upon and
          --------------------------
inure to the benefit of the Company and the Series D Investors and their respective heirs, successors and permitted assigns except that, with regard to
Section 1.1(o), Koch Ventures, Inc. shall not have the right to assign its interest except as set forth therein, and, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least a majority of the Shares.

     5.5  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made in this Agreement, the Shares or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

     5.6  Other Agreement.  This Agreement and the Series D Stock Purchase
          ---------------
Agreement, the Company's Second Amended and Restated Articles of Incorporation, and the other agreements executed and delivered herewith and therewith (the "Concurrent Agreements") constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     5.7  Severability.  The provisions of this Agreement and the Concurrent
          ------------
Agreements are severable and, in the event that any court of competent jurisdiction one or more of the provisions or part of a provision contained in this Agreement or in any Concurrent Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     5.8  Confidentiality.  Each Investor agrees that it will keep confidential
          ---------------
and will not disclose or divulge any confidential, proprietary, secret or non-public information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that a Investor may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Preferred Shares or Conversion Shares from such Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 5.8, (iii) on a confidential basis to any affiliate or partner of such Investor and (iv) as required by applicable law.

     5.9  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to choice of laws provisions.

     5.10 Headings.  Article, section and subsection headings in this Agreement
          --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     5.11 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     5.12 Further Assurances.  From and after the date of this Agreement, upon
          ------------------
the request of any Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     5.13 Attorney's Fees.  In the event that any dispute among the parties to
          ---------------
this Agreement should result in a legal proceeding, the prevailing party shall be entitled to recover from the other party(ies) to such dispute, all fees, costs and expenses of enforcing any right under or with respect to this Agreement, including without limitation, such fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     5.14 Subsequent Closings.  Any shares of Series D Shares sold pursuant to
          -------------------
Section 2.3 of the Series D Stock Purchase Agreement shall be deemed to be Series D Shares hereunder, and purchasers thereof shall be deemed to be "Investors" for all purposes under this Agreement. The new purchasers shall become parties to this Agreement by signing a counterpart signature page hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              THE COMPANY:

                              VERTICALNET, INC.

                              By:    /s/ Michael J. Hagan
                                    --------------------------------------
                              Name:    Michael J. Hagan
                                    --------------------------------------
                              Title:    Senior V.P. / Founder
                                    --------------------------------------



                              INVESTORS:

                              KOCH VENTURES, INC.



                              By:    /s/ Matthew J. Warta
                                    --------------------------------------
                              Name:    Matthew J .Warta
                                    --------------------------------------
                              Title:    Vice President
                                    --------------------------------------



                              INTERNET CAPITAL GROUP, LLC



                              By:    /s/ Douglas A. Alexander
                                    --------------------------------------
                              Name:    Douglas A. Alexander
                                    --------------------------------------
                              Title:    Managing Director
                                    --------------------------------------



                              ENERTECH CAPITAL PARTNERS, L. P.



                              By:    /s/ David F. Lincoln
                                    --------------------------------------
                              Name:    David F. Lincoln
                                    --------------------------------------
                              Title:    Managing Director
                                    --------------------------------------

                              (INVESTORS CONT.)

                              WHEATLEY PARTNERS, L. P.

                              By:  Wheatley Partners, LLC,
                                      General Partner


                              By:    /s/ Matthew Smith
                                    --------------------------------------
                              Name:    Matthew Smith
                                    --------------------------------------
                              Title:    Vice President
                                    --------------------------------------



                              WHEATLEY FOREIGN PARTNERS, L. P.

                              By:  Wheatley Partners, LLC,
                                      General Partner


                              By:    /s/ Matthew Smith
                                    --------------------------------------
                              Name:    Matthew Smith
                                    --------------------------------------
                              Title:    Vice President
                                    --------------------------------------

                              (INVESTORS CONT.)

                              LAMBROS L. P.



                              By:    /s/ C. Dennis Kemper
                                    --------------------------------------
                              Name:    C. Dennis Kemper
                                    --------------------------------------
                              Title:  Sr. V.P., Mercantile Trust Agent
                                    --------------------------------------



                              SMART TECHNOLOGY VENTURES I, LLC



                              By:    /s/ David Nazarian
                                    --------------------------------------
                              Name:    David Nazarian
                                    --------------------------------------
                              Title:    CEO
                                    --------------------------------------

                              (INVESTORS CONT.)

                              WOLFSON EQUITIES


                              By:    /s/  Aaron Wolfson
                                    --------------------------------------
                              Name:    Aaron Wolfson
                                    --------------------------------------
                              Title:    General Partner
                                    --------------------------------------


                              SOUTH FERRY BUILDING COMPANY


                              By:    /s/ Abraham Wolfson
                                    --------------------------------------
                              Name:    Abraham Wolfson
                                    --------------------------------------
                              Title:    General Partner
                                    --------------------------------------


                              AARON WOLFSON


                                  /s/  Arron Wolfson
                              --------------------------------------------
                                   Aaron Wolfson


                              CHANA SASHA FOUNDATION


                              By:    /s/  Morris Wolfson
                                    --------------------------------------
                              Name:    Morris Wolfson
                                    --------------------------------------
                              Title:    President
                                    --------------------------------------


                              ELI LEVITIN


                                  /s/ Eli Levitin
                              --------------------------------------------
                                        Eli Levitin

                              (INVESTORS CONT.)

                              LEHMAN BROTHERS VENTURE CAPTIAL PARTNERS I, L.P.


                                By: LBI Group Inc., as General Partner

                              By:     /s/ Steven Berkenfeld
                                    --------------------------------------
                              Name:   Steven Berkenfeld
                                    --------------------------------------
                              Title:  Vice President
                                    --------------------------------------

                                  SCHEDULE 1
                         REVISED SCHEDULE OF INVESTORS

                               Name and Address
                               ----------------

Koch Ventures, Inc.
4111 East 37/th/ Street North
Wichita, Kansas 67220

Internet Capital Group, LLC
435 Devon Park Drive
Wayne, Pennsylvania 19087

EnerTech Capital Partners, L. P.
435 Devon Park Drive, Suite 410
Wayne, Pennsylvania  19087

Wheatley Partners, L. P.
c/o Wheatley Partners, LLC
80 Cutter Mill Road, Suite 311
Great Neck, New York  11021

Wheatley Foreign Partners, L .P.
c/o Wheatley Partners, LLC
80 Cutter Mill Road, Suite 311
Great Neck, New York  11021

Lambros L. P.
c/o Mercantile Trust
1 Mercantile Center
Seventh & Washington
St. Louis, Missouri 63166

Smart Technology Ventures I, LLC
9300 Wilshire Blvd.
Suite 600
Beverly Hills, California 90212

Wolfson Equities
1 State Street Plaza
New York, New York 10004

South Ferry Building Company
1 State Street Plaza
New York, New York 10004

Aaron Wolfson
1 State Street Plaza
New York, New York 10004

Chana Sasha Foundation
1 State Street Plaza
New York, New York 10004

Eli Levitin
1 State Street Plaza
New York, New York 10004

Lehman Brothers Venture Capital
 Partners I, L.P.
Three World Financial Center
Eighteenth Floor
New York, New York 10285